FOURTH QUARTER FY2024 EARNINGS DECEMBER 12, 2024

2 SAFE HARBOR The information provided in this presentation may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “aims”, “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements relating to the Company may be found in the Company’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this presentation.

3 FOURTH QUARTER AND FULL YEAR 2024 RESULTS Q4 Revenue (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. (2) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix. Total Operating Revenue $159M, down 2% YOY(1) Total Digital Revenue $82M, up 13%(1) • Digital subscription $24M, up 30%(1) • Digital advertising $52M, up 8%(1) • Amplified Digital® Agency $28M, up 21%(1) Total print revenue $77M, down 14%(1) Q4 Cash Costs(2) • Total Cash Costs $143M, up 4% YOY Q4 Adjusted EBITDA(2) • Adjusted EBITDA $17M FY24 Revenue Total Operating Revenue $611M, down 8% YOY(1) Total Digital Revenue $299M, up 11%(1) • Digital subscription $84M, up 41%(1) • Digital advertising $194M, up 2%(1) • Amplified Digital® Agency $99M, up 11%(1) Total print revenue $312M, down 21%(1) FY24 Cash Costs(2) • Total Cash Costs $553M, down 10% YOY FY24 Adjusted EBITDA(2) • Adjusted EBITDA $65M

4 Digital Sub Revenue Growth Leads Industry Digital Agency Revenue Growth Leads Industry Total Digital Revenue Growing Significantly $84M LTM Digital Sub Revenue $99M LTM Amplified Digital® Agency $299M LTM Total Digital Revenue Industry-leading 41% YOY(1) LTM growth Q4 2024 3-Year CAGR Industry-leading 11% YOY(1) LTM growth Q4 2024 3-Year CAGR 11% YOY(1) LTM annual growth 2024 3-Year CAGR 17% INDUSTRY-LEADING DIGITAL GROWTH 2021 2024 (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. $299M $189M

5 STRONG TRACK RECORD OF SUSTAINABLE COST MANAGEMENT KEY TAKEAWAYS • Proficient in driving efficiencies • Current base of $187M of direct costs associated with our legacy revenue streams that will be managed with associated revenue trends • Ongoing initiatives aimed at optimizing manufacturing, distribution, and corporate services • Digital transformation fueled by thoughtful investments • Significant investments in talent and technology of $10M funded successful execution of Lee’s Three Pillar Digital Growth Strategy • Incremental investments in marketing & branding of $1M drove $24M of Digital Subscription revenue growth • Digital COGS increased $8M YOY to support revenue growth at BLOX Digital, Amplified Digital® Agency, and other Digital Advertising $1.0B $705M $693M $615M $553M 2017 2020 2022 2023 2024 Total Cash Costs(1) $615M $553M$82M $20M Managing legacy business & investing in digital future (1) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix.

6 Q2 2020 Q4 2024 CREDIT AGREEMENT REPRESENTS STRATEGIC ASSET • $130M debt reduction since refinancing in March 2020 • Favorable credit agreement with Berkshire Hathaway • 25-year runway with no breakage costs or prepayment penalties • Fixed annual interest rate, no financial performance covenants and no fixed amortization • Pension plans now frozen and fully funded in the aggregate with no material pension contributions in 2024 • Asset sales more than $13M for the year • Identified approximately $25M of noncore assets to monetize Monetization of noncore assets will propel debt reduction $576M $446M Significant Gross Debt Reduction

7 FY21 FY22 FY23 FY24 FY25E FY26E FY27E FY28E Digital Margin SG&A Digital transformation Digital sustainability LEE NEARS SUSTAINABILITY FROM DIGITAL REVENUE KEY HIGHLIGHTS • Digital revenue replacing print revenue and growing at 17% CAGR since 2021 • Digital gross margin(1) growing at a 13% CAGR since 2021 • Digital subscription revenue and gross margin growing at a 44% CAGR since 2021 • Amplified Digital® Agency revenue growing at a 34% CAGR since 2021 • Digital gross margin(1) expected to exceed total SG&A costs in FY26 • Digital gross margin(1) remains strong at 72% margin GROSS MARGIN FY24 Total Company Gross Margin (1) Digital Gross Margin is a non-GAAP performance measure calculated by Digital Revenue less Cost of Good Sold (“COGS”) directly tied to digital products. Digital Margin excludes all Selling, General, and Administrative (“SG&A”) costs.

8 DIGITAL REVENUE GROWTH IS FUELED BY AMPLIFIED AND DIGITAL SUBSCRIPTION GROWTH • Amplified Digital® Agency will drive digital marketing services revenue growth • Our owned & operated digital products provide a unique opportunity to grow high margin digital advertising revenue • We expect significant growth in digital subscribers • Expect 1.2 million digital subscribers by 2028, assuming modest penetration of the current addressable market • We expect to drive digital subscription revenue even faster • Expect ARPU expansion as introductory pricing becomes a smaller piece of the subscriber base • Maximizing ARPU through data and sophisticated analytics $169M $189M $240M $273M $299M $324M $450M $M $100M $200M $300M $400M $500M FY20 FY21 FY22 FY23 FY24 FY25(1) FY28 LONG-TERM OUTLOOK: DIGITAL REVENUE Lee expects $450 million in Digital Revenue in 2028 (1) FY25 represents the midpoint of our FY25 Outlook.

9 2025 OUTLOOK (1) Adjusted EBITDA is a non-GAAP financial measure. See appendix. Key Metric 2025 Outlook Total Digital Revenue YOY growth in the range of 7% - 10% Adjusted EBITDA(1) YOY growth in the low-single digits

10 THE TIME TO ACT IS NOW TECTONIC SHIFT IN TECHNOLOGY & LEE’S MARKET LEADERSHIP DIGITAL BEHAVIOR • Traditional search declining • AI search rapidly growing • Content production costs dropping • Hyper-personalized commerce growing OTHER STRATEGIES • “Fair-Use” lawsuits • News industry government initiatives WINNING STRATEGIES • Lee taking the leadership position • Partnerships to build AI foundations • Hyper-local search & content • Disintermediating Google in the “Last Mile” • AI paywall subscriptions • AI-driven ad creative • AI-enhanced news content CONSUMER ADOPTION ACCELERATING AI INVESTMENT PROVIDES (1) Data conglomerated from various sources. See appendix for additional details.

11 AI CREATES A NEW ECONOMIC MODEL PARTNERSHIPS DRIVE THE MODEL LEE ADVERTISING & AUDIENCE 2020 20282025 AI PARTNERS LLM’s, GPTs, SLMs, PLATFORMS NEWS & MEDIA LANDSCAPE EVOLUTION SEARCH ENGINE ANSWER ENGINE AD NETWORK AGENCY PRODUCTS NEW VALUE DRIVERS DATA SERVICES GOOGLE & SOCIAL AI SEARCH - ANSWER AI APP NETWORKS CONTENT CHANNEL & AD NETWORK PERPLEXITY PRORATA.AI AMAZON WEB SERVICES ADDITIONAL AI PARTNERS

13 NON-GAAP RECONCILIATION The Company uses non-GAAP financial performance measures to supplement the financial information presented on a U.S. GAAP basis. These non-GAAP financial measures, which may not be comparable to similarly titled measures reported by other companies, should not be considered in isolation from or as a substitute for the related U.S. GAAP measures and should be read together with financial information presented on a U.S. GAAP basis. The Company defines its non-GAAP measures as follows: Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non-cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one-time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non-cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. Gross Margin is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates operating costs that directly support revenue. Depreciation and amortization, assets loss (gain) on sales, impairments and other, net, other non-cash operating expenses, Selling, General, and Administrative (“SG&A”) compensation and SG&A other operating expenses are excluded from Gross Margin. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Management’s Use of Non-GAAP Measures These Non-GAAP Measures are not measurements of financial performance under U.S. GAAP and should not be considered in isolation or as an alternative to income from operations, net income (loss), revenues, or any other measure of performance or liquidity derived in accordance with U.S. GAAP. We believe these non-GAAP financial measures, as we have defined them, are helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. These measures provide an assessment of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance. We use these Non-GAAP measures of our day-to-day operating performance, which is evidenced by the publishing and delivery of news and other media and excludes certain expenses that may not be indicative of our day-to-day business operating results. Limitations of Non-GAAP Measures Each of our non-GAAP measures have limitations as analytical tools. They should not be viewed in isolation or as a substitute for U.S. GAAP measures of earnings. Material limitations in making the adjustments to our earnings to calculate Adjusted EBITDA using these non-GAAP financial measures as compared to U.S. GAAP net income (loss) include: the cash portion of interest / financing expense, income tax (benefit) provision, and charges related to asset impairments, which may significantly affect our financial results. Management believes these items are important in evaluating our performance, results of operations, and financial position. We use non-GAAP financial measures to supplement our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.

14 QUARTERLY REVENUE COMPOSITION (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. (2)Total Digital Revenue is defined as digital advertising and marketing services revenue (including Amplified), digital-only subscription revenue and digital services revenue. Rounding – Items may not foot due to rounding. (Millions of Dollars) Q1 FY2023 Q2 FY2023 Q3 FY2023 Q4 FY2023 FY 2023 Q1 FY2024 Q2 FY2024 Q3 FY2024 Q4 FY2024 FY 2024 Digital Advertising and Marketing Services 47.7 46.3 49.9 49.3 193.2 46.5 45.4 49.9 52.5 194.2 YoY % (1) 11.3% 6.2% 7.8% 1.1% 6.4% -1.1% -0.2% 1.6% 7.5% 2.0% Digital Only Subscription Revenue 12.3 14.0 15.7 18.7 60.7 19.5 20.3 20.7 23.9 84.3 YoY % (1) 56.2% 38.7% 43.3% 67.5% 51.4% 60.2% 47.6% 34.1% 29.9% 41.2% Digital Services Revenue 4.7 4.8 4.9 5.0 19.4 5.0 5.1 5.2 5.3 20.5 YoY % (1) 2.2% 2.1% 12.6% 15.3% 7.8% 4.9% 7.6% 6.0% 5.1% 5.9% Total Digital Revenue(2) 64.8 65.0 70.5 73.0 273.2 70.9 70.8 75.8 81.6 299.1 YoY % (1) 16.9% 11.5% 14.4% 13.6% 14.1% 11.0% 10.7% 9.2% 13.0% 11.0% % of Total Revenue 35.0% 38.1% 41.1% 44.5% 39.5% 45.5% 48.3% 50.3% 51.5% 48.9% Print Advertising Revenue 41.8 31.5 29.2 23.3 125.8 24.4 18.7 18.9 19.4 81.5 YoY % (1) -24.3% -23.2% -26.9% -30.2% -26.0% -27.6% -29.4% -24.8% -13.9% -24.5% Print Subscription Revenue 67.4 64.6 61.8 58.8 252.6 51.9 49.0 47.6 49.1 197.6 YoY % (1) -15.4% -16.3% -20.7% -25.0% -19.3% -22.5% -23.5% -22.4% -15.9% -21.2% Other Print Revenue 11.1 9.6 9.8 9.0 39.5 8.5 8.1 8.3 8.4 33.3 YoY % (1) -2.2% -6.7% -8.3% -14.8% -7.9% -22.8% -15.5% -14.4% -5.3% -15.0% Total Print Revenue 120.3 105.7 100.8 91.1 417.9 84.8 75.8 74.8 76.9 312.3 YoY % (1) -17.2% -17.5% -21.4% -25.5% -20.3% -24.0% -24.3% -22.2% -14.3% -21.5% Total Revenue 185.1 170.7 171.3 164.0 691.1 155.7 146.5 150.6 158.6 611.4 YoY % (1) -7.4% -8.2% -9.6% -12.1% -9.3% -11.3% -10.6% -9.1% -2.2% -8.3%

15 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users’ overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non- cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one- time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q4 FY2024 Net loss (9.5) Adjusted to exclude Income tax benefit (4.2) Non-operating expenses, net 10.0 Equity in earnings of TNI and MNI (0.7) Depreciation and amortization 6.2 Restructuring costs and other 7.1 Assets loss on sales, impairments and other, net 6.5 Stock compensation 0.6 Add Ownership share of TNI and MNI EBITDA (50%) 0.9 Adjusted EBITDA 16.8

16 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non- cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q4 FY2024 Q4 FY2023 Operating Expenses 162.9 156.1 Adjusted to exclude Depreciation and amortization 6.2 7.5 Assets loss on sales, impairments and other, net 6.5 6.1 Restructuring costs and other 7.1 4.6 Cash Costs 143.2 137.9

17 Q4 SAME-STORE NON-GAAP REVENUE RECONCILIATION(1) (Millions of Dollars) Q4 FY2024 Q4 FY2023 $ Change % Change Print Other Revenue 8.4 9.0 (0.5) -6.1% Exited operations - (0.1) 0.1 NM Same-store, Print Other Revenue 8.4 8.9 (0.5) -5.3% Digital Other Revenue 5.3 5.0 0.3 5.1% Exited operations - - - NM Same-store, Digital Other Revenue 5.3 5.0 0.3 5.1% Total Other Revenue 13.7 14.0 (0.3) -2.1% Exited operations - (0.1) 0.1 NM Same-store, Total Other Revenue 13.7 13.9 (0.2) -1.6% (Millions of Dollars) Q4 FY2024 Q4 FY2023 $ Change % Change Total Operating Revenue 158.6 164.0 (5.4) -3.3% Exited operations 0.0 (1.9) 1.9 NM Same-store, Total Operating Revenue 158.6 162.1 (3.5) -2.2% (Millions of Dollars) Q4 FY2024 Q4 FY2023 $ Change % Change Print Advertising Revenue 19.4 23.3 (3.9) -16.9% Exited operations 0.0 (0.8) 0.8 NM Same-store, Print Advertising Revenue 19.4 22.5 (3.1) -13.9% Digital Advertising and Marketing Services Revenue 52.5 49.3 3.2 6.5% Exited operations (0.0) (0.4) 0.4 NM Same-store, Digital Advertising and Marketing Services 52.5 48.8 3.6 7.5% Total Advertising Revenue 71.8 72.6 (0.7) -1.0% Exited operations 0.0 (1.2) 1.2 NM Same-store, Total Advertising Revenue 71.8 71.3 0.5 0.7% (Millions of Dollars) Q4 FY2024 Q4 FY2023 $ Change % Change Print Subscription Revenue 49.1 58.8 (9.7) -16.4% Exited operations (0.0) (0.4) 0.4 NM Same-store, Print Subscription Revenue 49.1 58.4 (9.3) -15.9% Digital Subscription Revenue 23.9 18.7 5.2 28.1% Exited operations - (0.3) 0.3 NM Same-store, Digital Subscription Revenue 23.9 18.4 5.5 29.9% Total Subscription Revenue 73.0 77.5 (4.4) -5.7% Exited operations (0.0) (0.6) 0.6 NM Same-store, Total Subscription Revenue 73.0 76.8 (3.8) -4.9% (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets. FY24 includes the 53rd fiscal week. Rounding – Items may not foot due to rounding.

18 FY24 SAME-STORE NON-GAAP REVENUE RECONCILIATION(1) (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets. FY24 includes the 53rd fiscal week. Rounding – Items may not foot due to rounding. (Millions of Dollars) FY2024 FY2023 $ Change % Change Print Advertising Revenue 81.5 125.8 (44.3) -35.2% Exited operations (0.9) (19.1) 18.2 NM Same-store, Print Advertising Revenue 80.6 106.8 (26.2) -24.5% Digital Advertising and Marketing Services Revenue 194.2 193.2 1.0 0.5% Exited operations (0.1) (2.9) 2.8 NM Same-store, Digital Advertising and Marketing Services 194.1 190.3 3.8 2.0% Total Advertising Revenue 275.7 319.0 (43.3) -13.6% Exited operations (1.0) (21.9) 21.0 NM Same-store, Total Advertising Revenue 274.7 297.0 (22.3) -7.5% (Millions of Dollars) FY2024 FY2023 $ Change % Change Print Subscription Revenue 197.6 252.6 (55.0) -21.8% Exited operations (0.2) (2.2) 2.0 NM Same-store, Print Subscription Revenue 197.4 250.4 (53.0) -21.2% Digital Subscription Revenue 84.3 60.7 23.6 38.9% Exited operations (0.1) (1.0) 1.0 NM Same-store, Digital Subscription Revenue 84.2 59.7 24.6 41.2% Total Subscription Revenue 281.9 313.3 (31.4) -10.0% Exited operations (0.3) (3.2) 2.9 NM Same-store, Total Subscription Revenue 281.7 310.1 (28.4) -9.2% (Millions of Dollars) FY2024 FY2023 $ Change % Change Print Other Revenue 33.3 39.5 (6.3) -15.8% Exited operations (0.0) (0.4) 0.4 NM Same-store, Print Other Revenue 33.3 39.1 (5.9) -15.0% Digital Other Revenue 20.5 19.4 1.1 5.9% Exited operations - - - NM Same-store, Digital Other Revenue 20.5 19.4 1.1 5.9% Total Other Revenue 53.8 58.9 (5.1) -8.7% Exited operations (0.0) (0.4) 0.4 NM Same-store, Total Other Revenue 53.8 58.5 (4.7) -8.1% (Millions of Dollars) FY2024 FY2023 $ Change % Change Total Operating Revenue 611.4 691.1 (79.8) -11.5% Exited operations (1.3) (25.5) 24.3 NM Same-store, Total Operating Revenue 610.1 665.6 (55.5) -8.3%

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